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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 14, 2000
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
              VECTOR GROUP LTD.                                                    BGLS INC.
(Exact name of registrant as specified in its charter)      (Exact name of registrant as specified in its charter)


                             1-5759                                                  33-93576
                    (Commission File Number)                                 (Commission File Number)

                           65-0949535                                               65-0949536
              (I.R.S. Employer Identification No.)                     (I.R.S. Employer Identification No.)

                             DELAWARE                                                     DELAWARE
(State or other jurisdiction of incorporation or organization)     (State or other jurisdiction of incorporation or organization)

                     100 S.E. SECOND STREET                                   100 S.E. SECOND STREET
                      MIAMI, FLORIDA 33131                                     MIAMI, FLORIDA 33131
(Address of principal executive offices including Zip Code)     (Address of principal executive offices including Zip Code)

                          305/579-8000                                             305/579-8000
   (Registrant's telephone number, including area code)       (Registrant's telephone number, including area code)

                        BROOKE GROUP LTD.                                        (NOT APPLICABLE)
                 (Former name or former address,                          (Former name or former address,
                  if changed since last report)                            if changed since last report)
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ITEM 5.           OTHER EVENTS.

                  On June 14, 2000, Brooke (Overseas) Ltd. ("BOL"), an indirect owned subsidiary of Vector Group Ltd., entered into a definitive agreement with Gallaher Overseas (Holdings) Ltd. (the "Buyer") relating to, among other things, the purchase by the Buyer of Western Tobacco Investments LLC ("WTI") for a purchase price of $400 million. BOL holds its 99.9% equity interest in Liggett-Ducat Ltd., one of Russia's leading cigarette producers, through WTI. The transaction is expected to close in the third quarter of 2000 and is conditioned upon receipt of Russian antitrust and environmental approvals and other customary closing conditions. A press release announcing the execution of the agreement was issued on June 15, 2000.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (c)      Exhibits.

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

10.1 Purchase and Sale Agreement, dated as of June 14, 2000, between Gallaher Overseas (Holdings) Ltd. and Brooke (Overseas) Ltd.

10.2 Guaranty, dated as of June 14, 2000 by Vector Group Ltd. in favor of Gallaher Overseas (Holdings) Ltd.

99.1     Press Release, dated June 15, 2000.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VECTOR GROUP LTD.

                               By: /s/ JOSELYNN D. VAN SICLEN
                                  ------------------------------------------
                                  Joselynn D. Van Siclen
                                  Vice President and Chief Financial Officer

                               BGLS INC.

                               By: /s/ JOSELYNN D. VAN SICLEN
                                  ------------------------------------------
                                  Joselynn D. Van Siclen
                                  Vice President and Chief Financial Officer



Date:  June 19, 2000






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